Supplement dated August 6, 2002 to Prospectus dated May 1, 2002 for the Pacific Portfolios, a variable annuity contract
issued by Pacific Life Insurance Company

Capitalized terms used in this Supplement are defined in the Prospectus referred to above unless otherwise defined herein. “We,” “us”, or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Contract Owner.

This supplement changes the Prospectus to reflect the following:

APPENDIX A: STATE LAW VARIATIONS is amended.
Appendix A: State Law Variations is amended to include the following:

For Contracts delivered to residents of Washington:

We will charge you an Annual Fee of $30 on each Contract Anniversary prior to the Annuity Date, and at the time you withdraw your entire Net Contract Value, if your Net Value is less than $50,000 on that date.

PPSUPWA802